SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): September 3, 2004

                                   INYX, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Nevada                       33-83152                   75-2870720
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
Incorporation)                                            Identification Number)

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    825 Third Avenue                      New York, New York           10022
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(Address of Principal Executive Office)   (City and State)           (Zip Code)

Registrant's telephone number, including area code: 212-838-1111
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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.02 Unregistered Sales of Equity Securities

ITEM 7.01 Regulation FD Disclosure

      On approximately August 11, 2004, INYX, Inc. (the "Company") commenced a private placement (the "Offering") to accredited investors (the "Investors") of its units (the "Units"), each Unit consisting of shares (the "Shares") of common stock (the "Common Stock") and warrants (the "Warrants") to purchase shares of Common Stock (the "Warrant Shares"), on a $4,000,000 minimum and $7,000,000 maximum basis.

      On September 3, 2004, the Company effectuated the final closing of the Offering and sold to an accredited investor (the "Investor") in the aggregate 112,994 shares of its Common Stock for an aggregate of $90,000 of net proceeds upon the gross proceeds of $100,000. The Investor in the Offering also received five (5) year Warrants to purchase in the aggregate 112,994 Warrant Shares, at an initial exercise price of $1.11 per share.

      In connection with the final closing of the Offering, the Company paid to the Offering's placement agent (the "Agent") commissions of $10,000 (ten (10%) percent of the gross proceeds raised in the Offering) and issued to the Agent five (5) year warrants to purchase 11,299 shares of Common Stock at an exercise price of $1.11 per share. The Company has also granted to the Agent certain registration rights with respect to the common stock warrants issued to the Agent.

      As a result of the Offering, the Company raised approximately $6,339,900 in gross proceeds through the sale of its securities to accredited investors. The Offering resulted in net proceeds to the Company of approximately $5,705,910 after payment to the Agent of $633,990, which represented its 10% selling commission. In the Offering, the Company sold in the aggregate approximately 7,832,876 shares of its Common Stock and issued to Investors Warrants to purchase an additional 7,832,876 shares of Common Stock. The Company also issued to the Agent five-year warrants to purchase approximately 783,287 shares of Common Stock at exercise prices ranging from $1.00 to $1.11 per share.

      The Company issued a press release, a copy of which is filed herewith, regarding the Offering and an earlier offering pursuant to which the Company received gross proceeds of $1.1 million as described in the Company's Current Report on Form 8-K, filed with the SEC on August 6, 2004.

THE ABOVE DESCRIPTION OF, AMONG OTHER ITEMS, THE OFFERING, IS QUALIFIED IN ITS ENTIRETY BY THE SUBSCRIPTION AGREEMENT, THE WARRANT AND THE REGISTRATION RIGHTS AGREEMENT, ALL FILED AS EXHIBITS TO REGISTRANT'S CURRENT REPORT ON FORM 8-K FILED ON AUGUST 30, 2004 AS WELL AS THE COMPANY'S CURRENT REPORT ON FORM 8-K/A FILED ON SEPTEMBER 2, 2004.
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Item 9.01   Financial Statements and Exhibits

(a)         Not Applicable

(b)         Not Applicable

(c)         Exhibits required by Item 601 of Regulation S-K

Exhibit No. Description

3.6 Form of Warrant (included in the Registrant's Form 8-K filed on August 30, 2004 and incorporated by reference herein)

10.21 Form of Subscription Agreement (included in the Registrant's Form 8-K filed on August 30, 2004 and incorporated by reference herein)

10.22 Form of Registration Rights Agreement (included in the Registrant's Form 8-K filed on August 30, 2004 and incorporated by reference herein)

99.1        Press Release

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INYX, INC.

                                                By: /s/ Jay M. Green
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                                                    Jay M. Green
                                                    Executive Vice President

Dated: September 9, 2004


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                                  EXHIBIT INDEX

Exhibit No.       Description

3.6 Form of Warrant (included in the Registrant's Form 8-K filed on August 30, 2004 and incorporated herein)

10.21 Form of Subscription Agreement (included in the Registrant's Form 8-K filed on August 30, 2004 and incorporated herein)

10.22 Form of Registration Rights Agreement (included in the Registrant's Form 8-K filed on August 30, 2004 and incorporated herein)

99.1              Press Release